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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                               December 21, 1999



                        ALBANY MOLECULAR RESEARCH, INC.
            (Exact Name of Registrant as specified in its charter)


         Delaware                      000-25323               14-1742717
(State or other jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                  Number)            Identification No.)


                     21 Corporate Circle, Albany, NY 12203
             (Address of principal executive offices and zip code)

                                (518) 464-0279
             (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets
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     On December 21, 1999, Albany Molecular Research, Inc., a Delaware
corporation (the "Registrant"), made an investment in Organichem Corporation, a Delaware corporation ("Organichem"), pursuant to a Stock Purchase Agreement dated as of December 21, 1999, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K. The Registrant acquired 600 shares of Common Stock of Organichem, representing 37.5% of Organichem, for an aggregate purchase price of $15,000,000. The source of funds for that investment came from the proceeds of the Registrant's initial public offering on February 4, 1999.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     Pursuant to Item 7 the financial information will be filed by amendment within 60 days from the date of this current report on Form 8-K.

Exhibit No.     Description
-----------     -----------

2.1 Stock Purchase Agreement dated as of December 21, 1999 by and among the Registrant, Organichem and certain Stockholders named therein.

99.1 Press release announcing the investment in Organichem to facilitate financing of a management buyout of the Nycomed Amersham, plc chemical manufacturing facility in Rensselaer, New York.
                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 4, 2000              ALBANY MOLECULAR RESEARCH, INC.


                                    By: /s/ David P. Waldek
                                        ----------------------------------
                                        David P. Waldek
                                         Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit No.        Description
-----------        -----------

2.1 Stock Purchase Agreement dated as of December 21, 1999 by and among the Registrant, Organichem and certain Stockholders named therein.

99.1 Press release announcing the investment in Organichem to facilitate financing of a management buyout of the Nycomed Amersham, plc chemical manufacturing facility in Rensselaer, New York.